UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2021

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40555	86-1826129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia 22066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fifth of one Redeemable Warrant	THCPU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	THCP	The Nasdaq Stock Market LLC

Warrants, each whole Warrant exercisable for one share of Class A Common Stock for $11.50 per share	THCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated July 2, 2021, Thunder Bridge Capital Partners IV, Inc., a Delaware corporation (the “Company”), consummated its initial public offering (the "IPO") of 22,500,000 units (the "Units"). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share ("Class A Common Stock"), and one-fifth of one redeemable warrant of the Company ("Warrant"), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $225,000,000. The Company had granted the underwriters in the IPO (the "Underwriters") a 45-day option to purchase up to 3,375,000 additional Units solely to cover over-allotments, if any. On August 9, 2021, the Underwriters exercised the over-allotment option in part and purchased an additional 1,152,784 Units (the "Over-Allotment Units"), generating gross proceeds of $11,527,840.

Simultaneously with the closing of the IPO, the Company completed the private sale (the "Private Placement") of an aggregate of 625,000 units (the "Placement Units") to TBCP IV, LLC (the "Sponsor") at a purchase price of $10.00 per Placement Unit, generating gross proceeds to the Company of $6,250,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 23,055 Private Placement Units to the Sponsor at a price of $10.00 per Private Placement Unit, generating gross proceeds of $230,055. In connection with the Private Placement and the Private Placement Units purchased pursuant to the Over-Allotment Units, a total of 648,055 Private Placement Units were purchased by the Sponsor at a price of $10.00 per Private Placement Unit, generating gross proceeds of $6,480,055.

An audited balance sheet as of July 2, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, but not the proceeds in connection with the sale of the Over-Allotment Units, had been prepared by the Company and previously filed on a Current Report on Form 8-K on July 9, 2021.

A copy of the press release issued by the Company announcing the consummation of the sale of the Over-Allotment Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated August 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE CAPITAL PARTNERS IV INC.

	By:	/s/ Gary Simanson
		Name:	Gary Simanson
		Title:	Chief Executive Officer

Dated: August 9, 2021